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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-195006 on Form S-8 of our report dated December 15, 2014, relating to the financial statements of Corium International, Inc. (the "Company") appearing in the Annual Report on Form 10-K of the Company for the year ended September 30, 2014.

/s/ DELOITTE & TOUCHE LLP
Grand Rapids, MI
December 15, 2014

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM